UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware            0-19311             33-0112644
(State or other jurisdiction (Commission             (IRS Employer
of incorporation)          file number)             Identification No.)

133 Boston Post Road, Weston, Massachusetts 02493
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (781) 464-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2012, our Board of Directors amended our Second Amended and Restated Bylaws to replace a reference to Rule 14a-11 with a reference to other applicable rules and regulations under the Securities Exchange Act of 1934 and to shorten the time period required for advance notice of special board meetings by electronic or personal delivery to 24 hours.

The foregoing description is qualified in its entirety by reference to the Bylaw amendments filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

By:     /s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: October 9, 2012

EXHIBIT INDEX

Exhibit
Number     Description

3.1	Amendments to Second Amended and Restated Bylaws. Filed herewith.